[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[graphic omitted]

                         MFS(R) INSTITUTIONAL
                         INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                                     INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive            Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                        500 Boylston Street
                                                             Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                             DISTRIBUTOR
William R. Gutow+ - Private investor and real estate         MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment             500 Boylston Street
Management Company (video franchise)                         Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                       INVESTOR SERVICE
Jeffrey L. Shames*                                           MFS Service Center, Inc.
                                                             P.O. Box 2281
PORTFOLIO MANAGERS                                           Boston, MA 02107-9906
David R. Mannheim*
Marcus L. Smith*                                             For additional information, contact your
                                                             investment professional
TREASURER
James O. Yost*                                               CUSTODIAN
                                                             State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                             AUDITORS
Robert R. Flaherty*                                          Deloitte & Touche LLP
Laura F. Healy*
Ellen Moynihan*                                              WORLD WIDE WEB
                                                             www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -17.46%. This return, which assumes the reinvestment of any distributions, compares to a return over the same period of -23.32% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) (Europe, Australasia, Far East) EAFE Index. The MSCI EAFE index is an unmanaged, market-capitalization- weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -24.04%.

Portfolio returns were negative because of the global market downturn that began in March of 2000. Almost every major index around the globe showed negative returns over the past six- and 12-month periods, and many were in bear market territory. In our view, we witnessed an unwinding of unrealistically high expectations for corporate spending and earnings growth. This was particularly evident in the technology and telecommunications sectors, where there had been a rush to participate in what investors often viewed as a new Internet economy.

Although we had avoided companies whose valuations (stock prices in relation to earnings) we felt were excessive, our investments were also affected as the market retreated. We believe that the market in many cases failed to distinguish good companies from bad and companies with strong long-term businesses from those that were poorly conceived. The good news is that, in our opinion, this downturn represented a return to more normal expectations for corporate earnings growth; we believe that is healthy for the market over the long term. We also believe that if the market recovers, investors may favor many of the high-quality companies that we may hold in the portfolio.

We think our outperformance in relation to our benchmark was a result of our basic strategy: individual stockpicking based on bottom-up MFS Original Research(R), combined with diversification among sectors. Simply put, we picked some stocks that did better than the overall market, and we avoided being too concentrated in poor-performing sectors.

We believe in having a diversified portfolio, so we have tended not to have large concentrations in any one area of the market. If one sector performs spectacularly, as technology did in 1998 and 1999, we may not perform as strongly as some other global portfolios that may have large concentrations in one sector -- but we feel our approach also helps to protect us somewhat if a sector sinks dramatically, as technology did more recently. Over the long term, we believe our strategy may allow us to outperform, on a risk-adjusted basis, in both up and down markets.

We think one of the strengths of MFS(R) is that our worldwide team of analysts may often be able to uncover opportunities in a global downturn. Our holdings in the industrial gas industry, largely added since the beginning of 2001, offer an example. The portfolio has positions in what our research indicates are global leaders in the business, including BOC Group in the United Kingdom and L'Air Liquide in France. These firms service the health care field as well as most types of manufacturing, from autos to semiconductors, so they tend to have a wide and varied customer base. Historically, that variety of customers has tended to make the industrial gas business somewhat more stable during swings in the economy such as we have been experiencing.

Last year, however, these firms were out of favor with the market and were selling at what we felt were relatively low valuations -- not because of problems with company fundamentals but because their rather steady earnings growth rates in the low teens seemed less attractive than the dazzling growth of technology companies. In fact, we think the fundamentals of most of the industrial gas companies have improved because the firms have been completing a period of capital investment that has made their businesses stronger. And, in the wake of the global meltdown in high-growth technology stocks, the market appears to be recognizing the value of more moderate but perhaps more dependable earnings growth. Most of our industrial gas positions appreciated over the period, and we believe they have strong long-term potential.

Syngenta, one of the portfolio's largest holdings, is another example of an opportunity that we feel was initially unappreciated by the market. Syngenta is a Swiss company formed in November of 2000 by the spinoff of the agricultural chemical divisions of two European pharmaceutical giants, Novartis and AstraZeneca. Both firms had strong ag-chemical divisions but felt they wanted to concentrate on their core health care businesses. Most of Syngenta's initial shares were spun off to existing Novartis and AstraZeneca shareholders, including our portfolio.

But what happened, in our view, was that most of those shareholders wanted to own a pharmaceutical stock and had little interest in, or knowledge of, the agricultural chemical business. In addition, the ag-chemical business cycle had been depressed for two to three years. The result was that many initial recipients sold off their shares, and Syngenta's stock price dropped after the spinoff.

Having researched the firm and the industry, we saw that as a buying opportunity. We believe the combination of the former Novartis and AstraZeneca divisions has huge potential from internal cost-cutting alone, which we think may generate growth in earnings and cash flow over the next couple of years. And we think that at some point the agricultural economic cycle will also turn favorable, giving the stock additional upside potential.

Looking at the market as a whole, we feel we're a lot closer to a "normal" market than we were six or 12 months ago. A lot of the excessively high stock valuations appear to have been wrung out of the market, and we think the worst of the pain may be over. But we think it's important for investors to understand that normal returns, by historical standards, are not what we became used to in the late 1990s. Looking at the long term, normal corporate earnings growth and normal stock market returns have averaged out to high single digits or low double digits, and investors may need to get used to that again.

That said, we believe the portfolio may be positioned to deliver competitive returns going forward. We believe we've paid below-average prices for what we think may be above-average earnings growth potential, and we think that positions us well for the future.

     Respectfully,

 /s/ David R. Mannheim                               /s/ Marcus L. Smith


     David R. Mannheim                                   Marcus L. Smith
     Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David R. Mannheim is Senior Vice President of MFS Investment Management(R)
(MFS)(R)) and Director of International Equity Portfolio Management. He is portfolio manager of the global equity and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds. David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Equity Portfolio Management in 1999. He is a graduate of Amherst College and the MIT's Sloan School of Management.

Marcus L. Smith is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the international equity portfolios of our institutional accounts. Marcus joined MFS as a research analyst in 1994 after completing a Masters of Business Administration degree at the Wharton School of Business of the University of Pennsylvania. He was named Investment Officer in 1996, Vice President in 1999, and portfolio manager in January 2001. Marcus graduated from Mount Union College in 1988 with degrees in Computer Science and Business Administration and worked as a systems integrator for a consulting firm in between college and graduate school. He is a First Lieutenant with the U.S. Army Reserve.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $54.7 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2001. Index information is from February 1, 1996.)

                            MFS Institutional         MSCI
                              International           EAFE
                              Equity Fund             Index
              --------------------------------------------------
              1/96             $3,000,000           $3,000,000
              6/96              3,288,000            3,126,520
              6/97              4,043,190            3,538,090
              6/98              4,452,940            3,763,870
              6/99              4,485,770            4,062,060
              6/00              5,893,180            4,770,600
              6/01              4,864,406            3,658,031


TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                     1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return             -17.46%            +9.24%           +47.94%           +62.15%
-------------------------------------------------------------------------------------------------
Average Annual Total Return         -17.46%            +2.99%           + 8.15%           + 9.33%
-------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)               1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------
Average international fund+         -24.04%            -0.29%           + 4.26%           + 4.99%
-------------------------------------------------------------------------------------------------
MSCI EAFE Index#                    -23.32%            -0.95%           + 3.19%           + 3.73%
-------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2001. Index information is from February 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio's geographic concentration makes it more valatile than a portfolio that is more geographically diversifed.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 95.9%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
Foreign Stocks - 94.7%
  Australia - 2.6%
    QBE Insurance Group Ltd. (Insurance)*                231,511   $ 1,393,867
------------------------------------------------------------------------------
  Brazil - 1.8%
    Embraer Aircraft Corp., ADR (Aerospace & Defense)     17,560   $   685,718
    Petroleo Brasileiro S.A., ADR (Oils and Gas)          10,660       277,160
                                                                   -----------
                                                                   $   962,878
------------------------------------------------------------------------------
  Canada - 5.5%
    Anderson Exploration Ltd. (Oil Services)*             38,730   $   782,463
    AT&T Canada, Inc. (Telecommunications)*                9,030       272,074
    BCE, Inc. (Telecommunications)                        40,175     1,077,795
    Canadian National Railway Co. (Railroad)              21,749       880,834
                                                                   -----------
                                                                   $ 3,013,166
------------------------------------------------------------------------------
  Denmark - 1.6%
    Danske Bank (Banks & Credit Cos.)                     49,930   $   898,103
------------------------------------------------------------------------------
  France - 14.3%
    ALSTOM (Transportation)                               15,580   $   433,731
    Aventis S.A. (Pharmaceuticals)                         8,340       666,291
    Bouygues S.A. (Construction)                          20,480       692,638
    Carrefour S.A. (Supermarket)*                          7,500       397,125
    Coflexip S.A. (Oil Services)*                          2,400       360,192
    Generale de Sante (Healthcare)*                        8,350       136,177
    Groupe Danone (Food & Beverage Products)               6,070       833,600
    L'Air Liquide SA (Gas)                                 7,290     1,048,082
    Sanofi-Synthelabo S.A.
      (Medical & Health Products)                         20,440     1,342,049
    Technip S.A. (Construction)                            6,400       813,312
    Total Fina Elf S.A., "B" (Oils)                        7,980     1,118,212
                                                                   -----------
                                                                   $ 7,841,409
------------------------------------------------------------------------------
  Germany - 1.3%
    Linde AG (Engineering)                                16,000   $   680,064
------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                      3,530   $   180,030
    Partner Communications Co. Ltd., ADR
      (Cellular Phones)*                                  22,325       107,160
                                                                   -----------
                                                                   $   287,190
------------------------------------------------------------------------------
  Italy - 0.7%
    Banca Intesa S.p.A. (Financial Services)             111,000   $   392,144
------------------------------------------------------------------------------
  Japan - 18.7%
    Asahi Breweries, Ltd. (Food & Beverage Products)      12,000   $   134,649
    Canon, Inc. (Special Products & Services)             44,000     1,778,633
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)      74,000     1,125,906
    Fast Retailing Co. (Retail)                            5,200       905,037
    Hitachi Ltd. (Electronics)                            58,000       569,859
    Honda Motor Co., Ltd. (Automotive)                    22,000       966,955
    NTT DoCoMo, Inc. (Telecommunications)                     59     1,026,869
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)        20,000       635,226
    Shionogi & Co., Ltd. (Pharmaceuticals)                37,000       771,575
    Sony Corp. (Electronics)                               9,500       624,800
    Sumitomo Electric Industries, Ltd. (Electronics)      34,000       385,595
    Tokyo Broadcasting System, Inc. (Entertainment)       50,000       962,464
    The Nikko Securities Co., Ltd. (Finance)              43,000       344,538
                                                                   -----------
                                                                   $10,232,106
------------------------------------------------------------------------------
  Netherlands - 10.9%
    Akzo Nobel N.V. (Chemicals)                           49,980   $ 2,117,152
    Elsevier N.V. (Publishing)                            98,730     1,229,567
    ING Groep N.V. (Financial Services)                    6,898       451,156
    Koninklijke Philips Electronics N.V.
      (Electronics)                                       19,838       526,219
    Libertel N.V. (Cellular Phones)*                      62,390       552,354
    Royal Dutch Petroleum Co. (Oils)                      19,060     1,097,716
                                                                   -----------
                                                                   $ 5,974,164
------------------------------------------------------------------------------
  Portugal - 0.7%
    Telecel Comunicacoes Pessoais, S.A.
      (Cellular Phones)                                   45,020   $   368,060
------------------------------------------------------------------------------
  Scotland - 0.8%
    Royal Bank of Scotland PLC (Banks & Credit Cos.)      19,471   $   429,626
------------------------------------------------------------------------------
  Singapore - 3.5%
    DBS Group Holdings Ltd. (Financial Services)         102,000   $   750,371
    Overseas Union Bank Ltd. (Banks & Credit Cos.)       221,544     1,149,377
                                                                   -----------
                                                                   $ 1,899,748
------------------------------------------------------------------------------
  South Korea - 0.3%
    Korea Telecom Corp. (Telecommunications)*              8,100   $   178,038
------------------------------------------------------------------------------
  Spain - 2.2%
    Centros Comerciales Carrefour S.A. (Retail)           31,830   $   426,069
    Iberdrola S.A. (Utilities - Electric)                 62,350       800,267
                                                                   -----------
                                                                   $ 1,226,336
------------------------------------------------------------------------------
  Sweden - 2.3%
    Saab AB, "B" (Aerospace)                             135,783   $ 1,274,137
------------------------------------------------------------------------------
  Switzerland - 9.8%
    Nestle S.A. (Food & Beverage Products)                 1,350   $   287,106
    Novartis AG (Medical & Health Products)               56,600     2,049,789
    Syngenta AG (Chemicals)*                              47,165     2,481,401
    Synthes-Stratec, Inc. (Medical &
      Health Products)*##                                    870       531,570
                                                                   -----------
                                                                   $ 5,349,866
------------------------------------------------------------------------------
  Thailand - 0.6%
    Advanced Info Service Public Co. Ltd.
      (Cellular Phones)                                   33,000   $   351,669
------------------------------------------------------------------------------
  United Kingdom - 16.6%
    Bank of Scotland (Banks & Credit Cos.)                83,390   $   942,894
    BOC Group PLC (Chemicals)                             19,610       287,173
    Capital Radio PLC (Broadcasting)                      17,240       162,040
    CGNU PLC (Insurance)*                                 53,024       733,938
    Diageo PLC (Food & Beverage Products)*               210,578     2,312,816
    NEXT PLC (Retail)                                     78,570     1,028,900
    Reckitt Benckiser PLC (Consumer Goods & Services)     87,420     1,261,735
    Standard Chartered PLC (Banks & Credit Cos.)          68,490       878,575
    Vodafone Group PLC (Telecommunications)*             669,955     1,485,797
                                                                   -----------
                                                                   $ 9,093,868
------------------------------------------------------------------------------
Total Foreign Stocks                                               $51,846,439
------------------------------------------------------------------------------
U.S. Stocks - 1.2%
  Oil Services - 1.2%
    Santa Fe International Corp.                          22,610   $   655,690
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $53,576,886)                        $52,502,129
------------------------------------------------------------------------------
Short-Term Obligation - 3.9%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    Alpine Securitization Corp., due 7/02/01, at
      Amortized Cost                                      $2,122   $ 2,121,511
------------------------------------------------------------------------------
Total Investments (Identified Cost, $55,698,397)                   $54,623,640
Other Assets, Less Liabilities - 0.2%                                  109,811
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $54,733,451
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
JUNE 30, 2001
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $55,698,397)          $  54,623,640
  Cash                                                                  9,383
  Investments of cash collateral for securities loaned,
   at identified cost and value                                     5,964,825
  Foreign currency, at value (identified cost, $44,851)                43,918
  Receivable for investments sold                                     202,479
  Interest and dividends receivable                                    64,101
  Receivable from investment adviser                                  141,600
  Other assets                                                            135
                                                                -------------
      Total assets                                              $  61,050,081
                                                                -------------
Liabilities:
  Payable for investments purchased                             $     297,752
  Collateral for securities loaned, at value                        5,964,825
  Payable to affiliates -
    Management fee                                                      2,233
    Shareholder servicing agent fee                                        22
    Administrative fee                                                     52
  Accrued expenses and other liabilities                               51,746
                                                                -------------
      Total liabilities                                         $   6,316,630
                                                                -------------
Net assets                                                      $  54,733,451
                                                                =============
Net assets consist of:
  Paid-in capital                                               $  61,813,121
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                             (1,077,119)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (6,375,276)
  Accumulated undistributed net investment income                     372,725
                                                                -------------
      Total                                                     $  54,733,451
                                                                =============
Shares of beneficial interest outstanding                         4,498,393
                                                                  =========
Net asset value, offering price, and redemption
  price per share (net assets / shares of beneficial
   interest outstanding)                                           $12.17
                                                                   ======

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $     869,161
    Interest                                                          131,621
    Foreign taxes withheld                                           (117,161)
                                                                -------------
      Total investment income                                   $     883,621
                                                                -------------
  Expenses -
    Management fee                                              $     427,017
    Trustees' compensation                                              2,990
    Shareholder servicing agent fee                                     4,270
    Administrative fee                                                  8,476
    Custodian fee                                                     102,987
    Printing                                                           14,017
    Auditing fees                                                      29,545
    Legal fees                                                          2,879
    Miscellaneous                                                      39,550
                                                                -------------
      Total expenses                                            $     631,731
    Fees paid indirectly                                               (6,177)
    Reduction of expenses by investment adviser                      (141,600)
                                                                -------------
      Net expenses                                              $     483,954
                                                                -------------
        Net investment income                                   $     399,667
                                                                -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                     $  (6,289,224)
    Foreign currency transactions                                     (21,641)
                                                                -------------
      Net realized loss on investments and foreign
         currency transactions                                  $  (6,310,865)
                                                                -------------
  Change in unrealized depreciation -
    Investments                                                 $  (5,077,779)
    Translation of assets and liabilities in
       foreign currencies                                              (2,762)
                                                                -------------
      Net unrealized loss on investments and foreign
         currency translation                                   $  (5,080,541)
                                                                -------------
        Net realized and unrealized loss on
          investments and foreign currency                      $ (11,391,406)
                                                                -------------
          Decrease in net assets from operations                $ (10,991,739)
                                                                =============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                    2001            2000
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $    399,667    $    734,904
  Net realized gain (loss) on investments and foreign
currency transactions                                            (6,310,865)      5,301,578
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (5,080,541)      3,551,083
                                                               ------------    ------------
    Increase (decrease) in net assets from operations          $(10,991,739)   $  9,587,565
                                                               ------------    ------------
Distributions declared to shareholders -
  From net investment income                                   $   (675,102)   $   (167,656)
  From net realized gain on investments and foreign currency
    transactions                                                 (4,867,376)     (1,245,241)
  In excess of net realized gain on investments and foreign
    currency transactions                                           (86,166)           --
                                                               ------------    ------------
    Total distributions declared to shareholders               $ (5,628,644)   $ (1,412,897)
                                                               ------------    ------------
Net increase in net assets from fund share transactions        $ 10,428,759    $ 45,083,267
                                                               ------------    ------------
      Total increase (decrease) in net assets                  $ (6,191,624)   $ 53,257,935
Net assets:
  At beginning of period                                         60,925,075       7,667,140
                                                               ------------    ------------

  At end of period (including accumulated undistributed net
    investment
    income of $372,725 and $669,854, respectively)             $ 54,733,451    $ 60,925,075
                                                               ============    ============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------

                                                                            YEAR ENDED JUNE 30,
                                               -----------------------------------------------------------------------------
                                                    2001             2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.38           $12.91           $13.88           $13.04           $10.96
                                                  ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.10           $ 0.28           $ 0.15           $ 0.14           $ 0.23
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (2.83)            3.75            (0.10)            1.12             2.23
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(2.73)          $ 4.03           $ 0.05           $ 1.26           $ 2.46
                                                  ------           ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                      $(0.18)          $(0.07)          $(0.22)          $(0.08)          $(0.13)
  From net realized gain on investments and
    foreign currency transactions                  (1.28)           (0.49)           (0.80)           (0.34)           (0.25)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.02)            --               --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(1.48)          $(0.56)          $(1.02)          $(0.42)          $(0.38)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $12.17           $16.38           $12.91           $13.88           $13.04
                                                  ======           ======           ======           ======           ======
Total return                                      (17.46)%          31.38%            0.74%           10.13%           22.97%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.86%            0.85%            0.87%            0.86%            0.87%
  Net investment income                             0.70%            1.78%            1.18%            1.08%            1.98%
Portfolio turnover                                    65%              89%             109%              64%              76%
Net assets at end of period (000 Omitted)        $54,721          $60,925           $7,667          $12,477          $10,688

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.06           $ 0.24           $ 0.06           $ 0.07           $ 0.10
    Ratios (to average net assets):
      Expenses##                                    1.11%            1.12%            1.54%            1.39%            2.01%
      Net investment income                         0.45%            1.51%            0.51%            0.55%            0.84
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $5,697,493. These loans were collateralized by cash of $5,964,825 which was invested in the following short-term obligation:

                                                                AMORTIZED
                                                                 COST AND
                                                   SHARES           VALUE
--------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    5,964,825      $5,964,825

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments and amortization on debt securities. During the year ended June 30, 2001, accumulated undistributed net investment income decreased by $21,694, accumulated net realized loss on investments and foreign currency transactions decreased by $21,755, and paid-in capital decreased by $61 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryforward of $634,069 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2009.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $40,494,127 and $35,453,360, respectively. The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $55,770,610
                                                                  -----------
Gross unrealized depreciation                                     $(5,722,777)
Gross unrealized appreciation                                       4,575,807
                                                                  -----------
  Net unrealized depreciation                                     $(1,146,970)
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            YEAR ENDED JUNE 30, 2001          YEAR ENDED JUNE 30, 2000
                                       -----------------------------   -------------------------------
                                            SHARES            AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                426,323        $5,787,122       3,167,547     $  45,701,583
Shares issued to shareholders in
  reinvestment
  of distributions                         426,412         5,628,637          89,029         1,412,894
Shares reacquired                          (73,410)         (987,000)       (131,241)       (2,031,210)
                                           -------       -----------       ---------       -----------
    Net increase                           779,325       $10,428,759       3,125,335       $45,083,267
                                           =======       ===========       =========       ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $575 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of the MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

The fund has designated $471,474 as a capital gain dividend for the year ended June 30, 2001.

For the year ended June 30, 2001, income from foreign sources was $864,841, and the fund designated a foreign tax credit of $115,905.

(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                            IIE-2 8/01 400